Filed pursuant to Rule 497

File No. 333-272426

Rule 482ad

CARLYLE CREDIT INCOME FUND PRICES OFFERING OF PREFERRED SHARES

NEW YORK, NY. – November 21, 2023 – Carlyle Credit Income Fund (the “Fund”) (NYSE: CCIF) today announced that it has priced an offering of an additional 800,000 8.75% Series A Preferred Shares due 2028 (the “Preferred Shares”), which will result in net proceeds to the Fund of approximately $19.3 million after payment of estimated offering expenses payable by the Fund. The Preferred Shares are rated ‘BBB+’ by Egan-Jones Ratings Company, an independent rating agency.

The offering is expected to close on or about November 30, 2023, subject to customary closing conditions. The Preferred Shares are listed on the New York Stock Exchange under the symbol “CCIA.”

The Fund intends to use the net proceeds from the sale of the shares of its Preferred Shares to acquire investments in accordance with its investment objectives and strategies and for general working capital purposes.

Investors should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. The prospectus supplement dated November 21, 2023 and the accompanying prospectus dated September 29, 2023, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Fund and should be read carefully before investing. The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing Carlyle Credit Income Fund at One Vanderbilt Avenue, Suite 3400, New York, NY 10017, by calling toll-free (866) 277-8243 or by sending an e-mail to: investorrelations@carlylecreditincomefund.com; copies may also be obtained for free by visiting EDGAR on the SEC’s website at http://www.sec.gov.

Egan-Jones Ratings Company is a nationally recognized statistical rating organization (NRSRO). A security rating is not a recommendation to buy, sell or hold securities, and any such rating may be subject to revision or withdrawal at any time by the applicable rating agency.

ABOUT CARLYLE CREDIT INCOME FUND

Carlyle Credit Income Fund is an externally managed closed-end fund focused on investing in primarily equity and junior debt tranches of collateralized loan obligations (“CLOs”). The CLOs are collateralized by a portfolio consisting primarily of U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. With Carlyle Global Credit Investment Management L.L.C. (“Carlyle”) as its investment adviser, the Fund draws upon the significant scale and resources of Carlyle and its affiliates as one of the world’s largest CLO managers. For more information, visit www.carlylecreditincomefund.com.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Fund’s other filings with the SEC. The Fund undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Source: Carlyle Credit Income Fund

Investor Relations:

866-277-8243

investorrelations@carlylecreditincomefund.com

www.carlylecreditincomefund.com